SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 11, 2003


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


         0-26372                                           82-0429727
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       (Commission                                       (IRS Employer
       File Number)                                      Identification No.)


         349 Oyster Point Boulevard, Suite 200
                South San Francisco, CA                             94080
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        (Address of principal executive offices)                  (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 4:  OTHER EVENTS

         Filed with this report as Exhibits 99.01, 99.02 and 99.03, respectively, are: (i) a press release issued by Cellegy Pharmaceuticals, Inc. (the "Company") dated December 11, 2003 announcing the resignation of Dr. Ronald
J. Saldarini from its board of directors; (ii) a press release issued by the Company on December 12, 2003, announcing that the Company has filed a declaratory judgement action in federal district court in San Francisco against PDI, Inc.; and (iii) a press release announcing that the Board of Opposition of the European Patent Office has rendered a verbal decision revoking Cellegy's European patent relating to its Cellegesic(TM) (nitroglycerin ointment) product and related compounds for the treatment of anal disorders.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Exhibits.

        99.01    Press Release issued by the Registrant dated December 11, 2003.
        99.02    Press Release issued by the Registrant dated December 12, 2003.
        99.03    Press Release issued by the Registrant dated December 12, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 15, 2003                     CELLEGY PHARMACEUTICALS, INC.

                                            By: /s/ A. Richard Juelis
                                                ---------------------
                                            A. Richard Juelis
                                            Vice President, Finance and
                                            Chief Financial Officer